SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2003

FREEPORT-McMoRan COPPER & GOLD INC.

           Delaware

  1-9916

          74-2480931

       (State or other

(Commission

        (IRS Employer

        jurisdiction of

  File Number)

         Identification

        incorporation or

         Number)

        organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5.  Other Events and Regulation FD Disclosure.

The following information is being provided by Freeport-McMoRan Copper & Gold Inc. to comply with Securities and Exchange Commission rules, which became effective on March 28, 2003.  The new rules require us to reconcile certain financial measures provided in our Annual Report on Form 10-K for the year ended December 31, 2002, to the most directly comparable measures in our audited financial statements.  Our reconciliations cover PT Freeport Indonesia’s product revenues and production costs, and cathode cash production costs per pound of copper for Atlantic Copper and PT Smelting for the five years ended December 31, 2002.

PT FREEPORT INDONESIA PRODUCT REVENUES AND PRODUCTION COSTS

Net cash production costs per pound of copper is a measure intended to provide investors with information about the cash generating capacity of our mining operations in Indonesia.  This measure is presented by other copper and gold mining companies, although our measure may not be comparable to similarly titled measures reported by other companies.

We calculate gross profit per pound of copper under a “by-product” method, while the copper, gold and silver contained within our concentrates are treated as co-products in our financial statements.  We use the by-product method in our presentation of gross profit per pound of copper because (1) we believe the market views us as a copper company, (2) we produce and sell one product, concentrates, which contains all three metals and (3) there is no objective basis for specifically assigning our costs to revenues from the copper, gold and silver we produce in concentrates.  In the co-product method presentation below, we have allocated costs to the different products based on their relative revenue values for each period presented.  Presentations under both methods are presented below along with a reconciliation to amounts reported in FCX’s consolidated financial statements.

Year Ended December 31, 2002
	By-Product	Co-Product Method
(In Thousands)	Method	Copper	Gold	Silver	Total
Revenues	$1,077,277	$1,077,277	$715,940	$18,408	$1,811,625

Site production and delivery	547,753	325,720	216,467	5,566	547,753
Gold and silver credits	(734,348)	-	-	-	-
Treatment charges	278,504	165,611	110,063	2,830	278,504
Royalty on metals	24,532	14,588	9,695	249	24,532
Net cash production costs	116,441	505,919	336,225	8,645	850,789
Depreciation and amortization	218,716	130,059	86,435	2,222	218,716
Total production costs	335,157	635,978	422,660	10,867	1,069,505
Adjustments to prior period sales and for silver hedging	10,421	9,591	-	830	10,421
Gross profit	$752,541	$450,890	$293,280	$8,371	$752,541

Pounds of copper sold (000)	1,522,300	1,522,300
Ounces of gold sold			2,293,200
Ounces of silver sold				4,116,100

Gross profit per pound of copper (cents)/ per ounce of gold and silver ($):
Revenues	70.6	70.6	311.97	4.66

Site production and delivery	36.0	21.4	94.40	1.35
Gold and silver credits	(48.2)	-	-	-
Treatment charges	18.3	10.9	48.00	0.69
Royalty on metals	1.6	1.0	4.23	0.06
Net cash production costs	7.7	33.3	146.63	2.10
Depreciation and amortization	14.4	8.5	37.69	0.54
Total production costs	22.1	41.8	184.32	2.64
Adjustments to prior period sales	0.9	0.8	0.24	0.01
Gross profit per pound/ounce	49.4	29.6	127.89	2.03

Reconciliation to Amounts Reported
(In Thousands)	Revenues	Production and Delivery	Depreciation and Amortization
Totals presented above	$1,811,625	$547,753	$218,716
Less: Treatment charges per above	(278,504)	N/A	N/A
Royalty per above	(24,532)	N/A	N/A
Other, primarily noncash costs	N/A	7,117	N/A
Adjustments per above	10,421	N/A	N/A
Mining and exploration segment	1,519,010	554,870	218,716
Smelting and refining segment	768,680	729,789	27,652
Eliminations and other	(377,228)	(346,197)	14,078
As reported in FCX consolidated financial statements	$1,910,462	$938,462	$260,446

Year Ended December 31, 2001
	By-Product	Co-Product Method
(In Thousands)	Method	Copper	Gold	Silver	Total
Revenues	$968,484	$968,484	$710,835	$15,995	$1,695,314

Site production and delivery	542,699	310,028	227,550	5,121	542,699
Gold and silver credits	(726,830)	-	-	-	-
Treatment charges	254,485	145,380	106,704	2,401	254,485
Royalty on metals	24,302	13,883	10,190	229	24,302
Net cash production costs	94,656	469,291	344,444	7,751	821,486
Depreciation and amortization	251,835	143,866	105,593	2,376	251,835
Total production costs	346,491	613,157	450,037	10,127	1,073,321
Adjustments to prior period sales and for silver hedging	(2,413)	(4,528)	-	2,115	(2,413)
Gross profit	$619,580	$350,799	$260,798	$7,983	$619,580

Pounds of copper sold (000)	1,399,100	1,399,100
Ounces of gold sold			2,644,800
Ounces of silver sold				3,782,600

Gross profit per pound of copper (cents)/ per ounce of gold and silver ($):
Revenues	69.0	69.0	269.24	4.80

Site production and delivery	38.8	22.2	86.04	1.35
Gold and silver credits	(51.9)	-	-	-
Treatment charges	18.2	10.4	40.34	0.63
Royalty on metals	1.7	1.0	3.85	0.06
Net cash production costs	6.8	33.6	130.23	2.04
Depreciation and amortization	18.0	10.3	39.92	0.63
Total production costs	24.8	43.9	170.15	2.67
Adjustments to prior period sales	0.1	-	(0.48)	(0.02)
Gross profit per pound/ounce	44.3	25.1	98.61	2.11

Reconciliation to Amounts Reported
(In Thousands)	Revenues	Production and Delivery	Depreciation and Amortization
Totals presented above	$1,695,314	$542,699	$251,835
Less: Treatment charges per above	(254,485)	N/A	N/A
Royalty per above	(24,302)	N/A	N/A
Other, primarily noncash costs	N/A	3,159	N/A
Adjustments per above	(2,413)	N/A	N/A
Mining and exploration segment	1,414,114	545,858	251,835
Smelting and refining segment	758,282	738,618	27,262
Eliminations and other	(333,530)	(341,037)	4,792
As reported in FCX consolidated financial statements	$1,838,866	$943,439	$283,889

Year Ended December 31, 2000
	By-Product	Co-Product Method
(In Thousands)	Method	Copper	Gold	Silver	Total
Revenues	$1,136,997	$1,136,997	$530,920	$17,030	$1,684,947

Site production and delivery	595,545	401,872	187,654	6,019	595,545
Gold and silver credits	(547,950)	-	-	-	-
Treatment charges	254,271	171,581	80,120	2,570	254,271
Royalty on metals	20,162	13,605	6,353	204	20,162
Net cash production costs	322,028	587,058	274,127	8,793	869,978
Depreciation and amortization	250,864	169,282	79,046	2,536	250,864
Total production costs	572,892	756,340	353,173	11,329	1,120,842
Adjustments to prior period sales and for silver hedging	2,585	1,977	-	608	2,585
Gross profit	$566,690	$382,634	$177,747	$6,309	$566,690

Pounds of copper sold (000)	1,393,700	1,393,700
Ounces of gold sold			1,921,400
Ounces of silver sold				3,542,300

Gross profit per pound of copper (cents)/ per ounce of gold and silver ($):
Revenues	81.6	81.6	276.06	4.98

Site production and delivery	42.7	28.8	97.67	1.70
Gold and silver credits	(39.3)	-	-	-
Treatment charges	18.2	12.3	41.70	0.73
Royalty on metals	1.4	1.0	3.31	0.06
Net cash production costs	23.0	42.1	142.68	2.49
Depreciation and amortization	18.0	12.1	41.14	0.72
Total production costs	41.0	54.2	183.82	3.21
Adjustments to prior period sales	0.1	0.1	0.27	0.01
Gross profit per pound/ounce	40.7	27.5	92.51	1.78

Reconciliation to Amounts Reported
(In Thousands)	Revenues	Production and Delivery	Depreciation and Amortization
Totals presented above	$1,684,947	$595,545	$250,864
Less: Treatment charges per above	(254,271)	N/A	N/A
Royalty per above	(20,162)	N/A	N/A
Other, primarily noncash costs	N/A	12,562	N/A
Adjustments per above	2,585	N/A	N/A
Mining and exploration segment	1,413,099	608,107	250,864
Smelting and refining segment	768,814	734,083	27,989
Eliminations and other	(313,303)	(329,228)	4,703
As reported in FCX consolidated financial statements	$1,868,610	$1,012,962	$283,556

Year Ended December 31, 1999
	By-Product	Co-Product Method
(In Thousands)	Method	Copper	Gold	Silver	Total
Revenues	$1,079,005	$1,079,005	$670,467	$17,611	$1,767,083

Site production and delivery	526,127	321,260	199,623	5,244	526,127
Gold and silver credits	(688,078)	-	-	-	-
Treatment charges	272,843	166,602	103,522	2,719	272,843
Royalty on metals	23,014	14,053	8,732	229	23,014
Net cash production costs	133,906	501,915	311,877	8,192	821,984
Depreciation and amortization	259,372	158,376	98,411	2,585	259,372
Total production costs	393,278	660,291	410,288	10,777	1,081,356
Adjustments to prior period sales and for silver hedging	(8,928)	(9,483)	-	555	(8,928)
Gross profit	$676,799	$409,231	$260,179	$7,389	$676,799

Pounds of copper sold (000)	1,441,000	1,441,000
Ounces of gold sold			2,423,900
Ounces of silver sold				3,479,600

Gross profit per pound of copper (cents)/ per ounce of gold and silver ($):
Revenues	74.7	74.7	276.53	5.21

Site production and delivery	36.5	22.3	82.36	1.51
Gold and silver credits	(47.8)	-	-	-
Treatment charges	18.9	11.6	42.71	0.78
Royalty on metals	1.6	1.0	3.60	0.07
Net cash production costs	9.2	34.9	128.67	2.36
Depreciation and amortization	18.0	11.0	40.60	0.74
Total production costs	27.2	45.9	169.27	3.10
Adjustments to prior period sales	(0.5)	(0.4)	0.08	0.01
Gross profit per pound/ounce	47.0	28.4	107.34	2.12

Reconciliation to Amounts Reported
(In Thousands)	Revenues	Production and Delivery	Depreciation and Amortization
Totals presented above	$1,767,083	$526,127	$259,372
Less: Treatment charges per above	(272,843)	N/A	N/A
Royalty per above	(23,014)	N/A	N/A
Other, primarily noncash costs	2,513	7,992	N/A
Adjustments per above	(8,928)	N/A	N/A
Mining and exploration segment	1,464,811	534,119	259,372
Smelting and refining segment	764,466	723,966	29,373
Eliminations and other	(341,949)	(323,536)	4,468
As reported in FCX consolidated financial statements	$1,887,328	$934,549	$293,213

Year Ended December 31, 1998
	By-Product	Co-Product Method
(In Thousands)	Method	Copper	Gold	Silver	Total
Revenues	$1,033,221	$1,033,221	$634,852	$18,116	$1,686,189

Site production and delivery	456,828	279,924	171,996	4,908	456,828
Gold and silver credits	(652,968)	-	-	-	-
Treatment charges	333,598	204,414	125,600	3,584	333,598
Royalty on metals	18,800	11,520	7,078	202	18,800
Net cash production costs	156,258	495,858	304,674	8,694	809,226
Depreciation and amortization	241,312	147,865	90,854	2,593	241,312
Total production costs	397,570	643,723	395,528	11,287	1,050,538
Adjustments to prior period sales	17,332	17,332	-	-	17,332
Gross profit	$652,983	$406,830	$239,324	$6,829	$652,983

Pounds of copper sold (000)	1,419,500	1,419,500
Ounces of gold sold			2,190,300
Ounces of silver sold				3,412,300

Gross profit per pound of copper (cents)/ per ounce of gold and silver ($):
Revenues	72.8	72.8	290.57	5.29

Site production and delivery	32.2	19.7	78.53	1.44
Gold and silver credits	(46.0)	-	-	-
Treatment charges	23.5	14.4	57.34	1.05
Royalty on metals	1.3	0.8	3.23	0.06
Net cash production costs	11.0	34.9	139.10	2.55
Depreciation and amortization	17.0	10.4	41.48	0.76
Total production costs	28.0	45.3	180.58	3.31
Adjustments to prior period sales	1.2	1.2	(0.72)	0.02
Gross profit per pound/ounce	46.0	28.7	109.27	2.00

Reconciliation to Amounts Reported
(In Thousands)	Revenues	Production and Delivery	Depreciation and Amortization
Totals presented above	$1,686,189	$456,828	$241,312
Less: Treatment charges per above	(333,598)	N/A	N/A
Royalty per above	(18,800)	N/A	N/A
Other, primarily noncash costs	N/A	4,416	N/A
Adjustments per above	17,332	N/A	N/A
Mining and exploration segment	1,351,123	461,244	241,312
Smelting and refining segment	753,957	667,904	31,711
Eliminations and other	(347,948)	(329,821)	4,384
As reported in FCX consolidated financial statements	$1,757,132	$799,327	$277,407

CATHODE CASH PRODUCTION COST PER POUND OF COPPER

Cathode cash production cost per pound of copper is a measure intended to provide investors with information about the costs associated with our smelting operations in Spain and with our 25 percent-owned smelting operations in Indonesia.  Other smelting companies present this measure, although our measure may not be comparable to similarly titled measures reported by other companies.

ATLANTIC COPPER.  Below is a reconciliation of our smelting and refining segment production costs reported in FCX’s consolidated financial statements to the production costs used to calculate our cathode cash production cost per pound of copper for Atlantic Copper (in thousands, except per pound amounts):

	Years Ended December 31,
	2002	2001	2000	1999	1998
Smelting and refining segment production costs reported in FCX’s consolidated financial statements	$729,789	$738,618	$734,083	$723,966	$667,904
Less:
Raw material purchase costs	(330,516)	(355,241)	(424,798)	(361,036)	(332,645)
Production costs of wire rod and wire	(48,953)	(52,738)	(29,766)	(21,693)	(32,163)
Production costs of anodes sold	(9,264)	(10,522)	(6,450)	(8,426)	(9,501)
Currency hedging	(1,168)	(3,016)	(16,441)	(14,959)	2,928
Other	(5,211)	(5,295)	(2,202)	(5,097)	(3,937)
Add:
Gold and silver revenues	(250,766)	(227,820)	(175,858)	(226,528)	(204,799)
Acid and other by-product revenues	(17,256)	(13,301)	(13,966)	(16,016)	(16,671)
Production costs used in calculating cathode cash production cost per pound	$66,655	$70,685	$64,602	$70,211	$71,116

Pounds of cathode produced	552,200	518,700	567,900	556,600	544,800

Cathode cash production cost per pound before hedging	$0.12	$0.14	$0.11	$0.13	$0.13

PT SMELTING.  Below is a reconciliation of the production costs used to calculate PT Smelting’s cathode cash production cost per pound of copper to our equity in PT Smelting earnings (losses) reported in FCX’s consolidated financial statements (in thousands, except per pound amounts):

	Years Ended December 31,
	2002	2001	2000	1999 (1)
Production costs – PT Smelting (100%)	$64,108	$59,943	$49,544	$34,966
Add: Gold and silver refining charges	4,263	5,724	3,029	1,892
Less: Acid and other by-product revenues	(5,275)	(7,915)	(5,713)	(3,330)
Production cost of anodes sold	(4,148)	(680)	(3,042)	(909)
Production costs during start-up	-	-	-	(11,491	)(2)
Production cost used in calculating cathode cash production cost	$58,948	$57,072	$43,818	$21,128

Cathode production	424,100	468,400	349,200	182,200	(2)

Cathode cash production cost per pound	$0.14	$0.12	$0.13	$0.12

Reconciliation to Amounts Reported
Production costs per above	$(64,108)	$(59,943)	$(49,544)	$(34,966)
Other costs	(517,438)	(599,502)	(485,985)	(302,193)
Revenue and other income	565,788	639,862	482,123	296,863
PT Smelting net income (loss)	(15,758)	(19,583)	(53,406)	(40,296)

PT Freeport Indonesia’s 25% equity interest	(3,940)	(4,896)	(13,352)	(10,074)
Amortization of excess investment cost	(241)	(241)	(241)	-
Equity in PT Smelting earnings (losses) per FCX consolidated financial statements	$(4,181)	$(5,137)	$(13,593)	$(10,074)

(1)

Operations began in the fourth quarter of 1998 and amounts were insignificant for 1998.

(2)

Excludes 17.9 million pounds of cathodes produced during the start-up period from January through April 1999.

                                                                6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: \s\ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

         Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  April 24, 2003